UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 10, 2022

MKS Instruments, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Tech Drive, Suite 201, Andover, Massachusetts	01810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 978-645-5500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MKSI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2022 Annual Meeting of Shareholders of MKS Instruments, Inc. (the “Company”) held on May 10, 2022 (the “2022 Annual Meeting”), the shareholders of the Company approved the 2022 Stock Incentive Plan (the “Plan”). The Board of Directors of the Company (the “Board”) adopted the Plan on February 7, 2022, subject to shareholder approval.

Under the Plan, up to 6,200,274 shares of our Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted thereunder in the form of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash-based awards.

The foregoing summary of the Plan is qualified in its entirety by reference to the detailed summary of the Plan set forth in the section “Proposal Two — Approval of 2022 Stock Incentive Plan—Description of the 2022 Plan” in the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2022 and to the full text of the Plan, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following sets forth the results of voting by shareholders at the 2022 Annual Meeting:

a)     Election of three Class II Directors to serve for a three-year term and until their successors are elected:

Director Nominee	Votes For	Votes Withheld
John T.C. Lee	49,987,745	444,661
Jacqueline F. Moloney	48,104,385	2,328,021
Michelle M. Warner	49,640,764	791,642

There were broker non-votes of 1,942,707 shares on this proposal.

b)     Approval of the Plan:

Votes For	Votes Against	Votes Abstained
48,128,243	2,265,430	38,733

There were broker non-votes of 1,942,707 shares on this proposal.

c)     Approval of compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in the Proxy Statement for this meeting:

Votes For	Votes Against	Votes Abstained
48,956,919	1,411,743	63,744

There were broker non-votes of 1,942,707 shares on this proposal.

d)     Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022:

Votes For	Votes Against	Votes Abstained
51,365,610	939,063	70,440

There were no broker non-votes for this proposal.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1(1)*	2022 Stock Incentive Plan

10.2*	Form of Restricted Stock Unit Agreement for Non-Employee Directors under the 2022 Stock Incentive Plan

10.3*	Form of Restricted Stock Unit Agreement for Employees under the 2022 Stock Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Management contract or compensatory plan arrangement
(1)	Incorporated by reference to the Registration Statement on Form S-8 (File No. 333-264817), filed with the Securities and Exchange Commission on May 10, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS Instruments, Inc.

	By:	/s/ Kathleen F. Burke
Date: May 11, 2022	Name:	Kathleen F. Burke
	Title:	Senior Vice President, General Counsel & Secretary